Disciplined Growth Investor Presentation March 2018

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may”, “will” ,“believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission. Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

About Federal Signal • Founded in 1901, joined NYSE in 1969 (“FSS”) • Diversified industrial manufacturer of specialized environmental cleaning vehicles such as street sweepers, sewer cleaners and hydroexcavators; as well as safety and security products including audible and visual warning devices • Acquired TBEI, a leading U.S. manufacturer of dump truck bodies and trailers, on June 2, 2017 • Headquartered in Oak Brook, Illinois with 14 manufacturing facilities worldwide • Leading brands of premium, value-adding products and systems 3

An Experienced Leadership Team 4 Ian Hudson Senior Vice President and Chief Financial Officer  Appointed October, 2017  Joined Federal Signal in August 2013 as Vice President and Corporate Controller  Previously served as Director of Accounting – Latin America and Asia Pacific at Groupon, Inc.  13+ years public accounting experience with Ernst & Young, LLP Jennifer Sherman President and Chief Executive Officer  Appointed January, 2016  Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Svetlana Vinokur Vice President, Treasurer and Corporate Development  Appointed April, 2015  Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and Senior Associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group Mark D. Weber Senior Vice President and Chief Operating Officer  Appointed January, 2018  Previously served as President and Chief Executive Officer of Supreme Industries, Inc.  Prior to joining Supreme, Mr. Weber spent 17 years at Federal Signal, initially as Vice President of Operations, Elgin Sweeper, before progressing through multiple roles of increasing responsibility, serving as President of the Environmental Solutions Group for over a decade

Serves the needs of municipalities and industrial verticals for audible and visual safety and security notification devices and systems Two Attractive Platforms 5 *Net Sales for 2017. ESG includes 7 months of TBEI. Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG) $693 M* $206 M* Serves municipal, industrial, and utility markets for surface and sub-surface cleaning, safe-digging, infrastructure maintenance and material hauling 5

Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong cash flow and healthy financial position Ongoing focus on continuous improvement utilizing “80/20” principles 2010 - 2015 2016 - 2017 2018 and beyond • Introduced 80/20 and continuous improvement focus • Started portfolio realignment with the divestiture of FSTech Group • Executed successful turnaround • Implemented planned CEO transition • Completed portfolio realignment with the divestiture of Fire Rescue Group • Completed three strategic acquisitions – JJE, Westech, and TBEI • Strategic debt refinancing • Established growth platform in maintenance and infrastructure markets • Poised for sustained long-term growth • Delivering on strategic initiatives • Active M&A process • Targeting 12-16% consolidated EBITDA margin 6

Federal Signal Strategic Focus Optimize Existing End-Markets  Invest to grow revenue faster than GDP  Continue to improve manufacturing efficiencies and costs  Leverage our existing plants and invested capital Organic Growth in New End-Markets  Innovate to develop new product applications for adjacent end- markets  Build new sources of profitability, including service, rental and after- market revenue streams  Targeting North American utility and global signaling markets Execute on Acquisition Objectives and Continue to Grow through Disciplined M&A  Profitably growing our revenues in excess of $1 billion by 2020; anticipate early achievement with acquisition of TBEI  Successfully integrate acquired businesses  Deliver on strategic objectives for recent acquisitions  Maintain active M&A pipeline 7

Safety and Security Systems Group (SSG) 8 Serves the needs of government and industrial verticals for audible and visual safety and security notification devices Public Safety and Security Signaling Systems Brands Lights and siren products for Police, Fire and Heavy Duty (HD) end-markets Audible and visual signaling devices Municipal Distributor Industrial Oil & Gas Commercial Heavy Industry Manufacturing Indirect Warning Systems Public Address General Alarming (PAGA) Municipal Oil & Gas Commercial Direct Application End Markets and Channels Products * Management estimates Addressable Market * $1.0 B $600 M $1.0 B

SSG: Market Influencers and Where We Play 9 66% 34% 2017 Sales by Geography U.S. Non-U.S. Municipal/Government Construction & Industrial Utility Oil and Gas Other 2017 End Markets by Users  Increased national focus on issues of public safety and law enforcement, and rising public expectations for transparency and accountability driving demand for safety and security products  Recovery in oil & gas will benefit signaling products and systems applications for hazardous areas  Rising occurrence of natural and man-made disasters  Shift in customer preference towards inter- connected platforms expected to drive demand for security systems integration Market Dynamics Source: Management Estimates

SSG Strategic Initiatives 10  Defend and expand leading market share positions in police, signaling and outdoor warning markets  New products and portfolio optimization  Grow presence in heavy-duty and fire adjacencies  “Go to Market” initiatives  Capture higher share of municipal spending by police departments  Selective expansion into upfitting  “Metal Products” initiative  Focus on “Next Generation” police vehicle offerings  Incorporate interconnectivity amongst disparate systems, streamline installation, reduce overall weight of vehicle

Environmental Solutions Group (ESG)

Have successfully established a platform serving maintenance and infrastructure markets in order to provide customers with a comprehensive suite of products and services

	ESG				TBEI
Application	Street sweeping	Sewer cleaning	Safe digging	Industrial cleaning	Materials Hauling Dump Bodies & Trailers
Brands	ELGIN	VACTOR	VACTOR WESTECH	Jetstream ELGIN GUZZLER VACTOR	J-CRAFT, OX BODIES "As Strong As An Ox", Travis Body & Trailer Inc., Rugby, CRYSTEEL, DURACLASS
Products					
End Markets and Channels	Municipal Dealer	Municipal Dealer	Industrial Utility Oil & Gas Dealer / Direct	Industrial Direct	Municipal, Construction, Industrial, Landscaping, Waste / Rendering Dealer / Direct
Addressable Market	~$2B				~$1.6B

Routes to Market

Rental/Aftermarket

FS Solutions

Provide parts / service / refurbishment / rental offering through the network of 20+ locations in US and Canada

Dealer Network

US Dealer Network

Largest Canadian distributor of maintenance equipment to municipalities

Distribution

For ESG products and other OEM's products such as snow equipment and garbage trucks

\+

Dealers and Distributors

Established TBEI network of 600+ dealers / distribution partnerships across the U.S.

11

ESG+TBEI: Market Influencers and Where We Play 12 2017 End Markets by Users  Economic recovery supports state and local funding for sweepers and sewer cleaners  Funding for sewer cleaners through water tax revenues adds further stability  Recovering oil & gas markets expected to benefit hydro-excavation and industrial cleaning business  Aging infrastructure, pipeline expansion, and increasing urbanization support long-term demand for safe digging products, dump bodies and trailers  Continuing recovery in the housing market and improving industrial activity supports growth opportunities for dump bodies and trailers  Near-term upsides from prospective infrastructure spending Market Dynamics Source: Management Estimates 2017 Sales by Geography 80% 20% U.S. Non-U.S. Pro forma (ESG with TBEI) Municipal/Government Construction & Industrial Industrial Cleaning Utility Oil and Gas

ESG Strategic Initiatives 13  Maintain or achieve leading market position in all product categories for North American governmental market  Refocus on dealer development  Renewed focus on product development  Increase equipment sales in North American non-governmental markets  Utility market initiative  Geographic expansion in Canada  Further diversification of end markets  Become a provider of choice for all customer needs  New rental offering  Used equipment  Parts and service

2016-2020 CAGR ≥ 9% Our 2020 Revenue Goal 14 $1.0 B+ $708 M Key Drivers • TBEI acquisition essentially achieves our previously announced $250 M revenue goal by 2018 • Modest recovery in our end markets • GDP growth • Strategic initiatives that drive growth above GDP growth rates 2020 Goal Anticipate early achievement of our $1.0 B revenue goal due to progress on our strategic initiatives and the acquisition of TBEI 2016 2017 $899 M

Eighty–Twenty Improvement (“ETI”) Culture Each of our businesses are targeting savings from our ETI program in 2018, which are intended to reduce the impact of material/wage inflation 15 Manufacturing Efficiency Working Capital Optimization Pricing Strategy Material Cost Reduction Manufacturing Efficiency • Lean manufacturing focus • Throughput flexibility • Labor pool management Working Capital Optimization • Derived benefits from manufacturing efficiencies & SKU rationalization • Improved cycle times to drive inventory reductions Material Cost Reduction • Waste reduction • SKU rationalization • Savings through volume aggregation • Sourcing optimization Pricing Strategy • Parts pricing strategy • Effective “options” pricing

EBITDA Margin Targets 16 • EBITDA margin targets:  ESG: 15% - 18%  SSG: 15% - 17%  Consolidated: 12% - 16% • Underlying assumptions:  Absence of extraordinary factors affecting demand from end-markets  No unusual hearing loss litigation expenses • Historical EBITDA margins and targets place Federal Signal in the top tier of its peer group of specialty vehicle manufacturers

2017: Year in Review 2017 Highlights:  Acquisition of TBEI on June 2, 2017  Strategic initiatives and benefits from acquisitions contributed to significant year-over-year growth in orders, sales and earnings  Total orders for the year exceeded $1 B, and were up $343.6 M, or 51%, compared to last year  Net sales of $898.5 M, up $190.6 M, or 27%; 4% organic sales growth  Adjusted EBITDA of $113.1 M, up 35%, from $83.5 M in 2016  Improved EBITDA margin of 12.6%, up from 11.8% in 2016, and within our target range  Adjusted EPS of $0.85, up 23% from $0.69 last year  $73.5 M of operating cash flow facilitated pay down $34 M of debt subsequent to TBEI acquisition and cash dividends of $16.8 M  Year-end backlog, up $120.5 M, or 88% 17 Historical Adjusted EBITDA Margins (Consolidated) Revenue Orders 474 537 534 491 693 239 243 234 217 206 713 779 768 708 899 2013 2014 2015 2016 2017 $ in m ill io ns ESG SSG 470 555 449 474 806 236 252 237 200 212 706 807 686 674 1,018 2013 2014 2015 2016 2017 $ in m ill io ns ESG SSG 10.3% 12.9% 15.1% 11.8% 12.6% 2013 2014 2015 2016 2017 A dj us te d EB IT D A M ar gi n %

Balance Sheet and Liquidity Remain Strong 18  TBEI acquisition was financed with cash on hand and borrowings available under our existing credit facility  Although increasing our leverage in the short-term, we expect that the healthy cash flows generated by combining our existing businesses with TBEI will facilitate debt reduction, while maintaining strong liquidity and continued investment in our businesses  Pro forma debt leverage of ~2.2x at end of Q4, down from ~2.7x at beginning of June, when we completed the TBEI acquisition  While we are committed to de-levering quickly, our long-term capital allocation strategy remains unchanged  ~$106 M of availability under credit facility at December 31, 2017

Priority Driven Long-Term Capital Allocation 19  Organic projects leverage existing assets, generally require limited cash investment  Innovation R&D efforts target new and updated products  Generally, already funded within operating results, cash flow and normal capital expenditures Reinvest in the Business  Opportunistic share buybacks as a return of cash to our shareholders  No repurchases in 2017; spent $37.8M in 2016 (average price of $12.75/share) and $10.6M in 2015  Remaining repurchase authorization is $31M Share Repurchase Dividend Policy  Provide a competitive dividend yield while funding business growth  At $0.07 per share, dividend yield is ~1.3%  Paid dividends of $16.8M in 2017 Acquisitions  Completed acquisition of TBEI for $270M on June 2, 2017  TBEI acquisition is expected to accelerate our goal of profitably growing our revenues in excess of $1B by 2020  Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers Capex 5% Acquisitions 75% Dividends 10% Share Repurchase 10% Cash Deployment (2015-17)1 1) Chart depicts use of cash for each category, relative to the total cash used on all four activities, for the cumulative period 2015-17; excludes investment in rental fleet, which is reported as part of operating cash flows

2018 Outlook 20 ▲Full-year impact of TBEI ▲Acquisitions remain on track to deliver on previously-announced accretion estimates ▲Strong backlog, particularly for sewer cleaners and vacuum trucks ▲Positive economic conditions in most end markets ▲Amount of used vacuum trucks in end markets appears to have stabilized at more “normal” levels ▲Continued momentum with our strategic initiative to expand into utility end-market ▲Favorable impact of U.S. tax reform ▲Ongoing focus on ETI principles to drive operational improvements ▼Continue to vigorously defend hearing loss litigation, which could result in higher legal costs ▼New accounting rules expected to reduce revenues by ~$10 M (no impact on income) ▼Fluidity of political situation in Spain ▼Uncertainty in Middle East may result in further deferral of large fleet orders ▼Potential increases in material costs associated with proposed tariffs on imports

2018 Outlook Adjusted EPS* ranging from $1.10 to $1.20 Represents increase of 29% - 41% over 2017 21  Adjustments to include items related to acquisitions  Depreciation and amortization expense to increase by ~$8 M to $10 M • Reflects full year of TBEI and additional investment in rental fleet  Increase in capital expenditures of between $7 M - $12 M vs. 2017 levels  Interest expense of ~4% Key Assumptions  Additional operating expenses to accelerate longer-term growth initiatives are expected to reduce EPS by up to $0.03  Effective income tax rate of ~26%-27%  Meaningful year-over-year improvement expected in Q1, although seasonal effects typically result in Q1 earnings being lower than subsequent quarters • Expect Q1 earnings to represent ~16% to 18% of full-year earnings * Adjusted earnings per share (“EPS”) is a non-GAAP measure, which includes certain adjustments to reported GAAP net income and diluted EPS. In 2017, we made adjustments to exclude the impact of restructuring activity, executive severance costs, acquisition and integration-related expenses, purchase accounting effects, pension settlement charges, hearing loss settlement charges and special tax items, where applicable. Should any similar items occur in 2018, we would expect to exclude them from the determination of adjusted EPS. However, because of the underlying uncertainty in quantifying amounts which may not yet be known, a reconciliation of our Adjusted EPS outlook to the most applicable GAAP measure is excluded based on the unreasonable efforts exception in Item 10(e)(1)(i)(B).

Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong cash flow and healthy financial position • Profitably growing our revenues in excess of $1 billion by 2020; anticipate early achievement with acquisition of TBEI • Focus on organic growth • Deliver on strategic initiatives • Maintain active M&A pipeline 22 2018 and Beyond

Appendix 23 I. New Product Development II. M&A Target Evaluation III. Company Products IV. Adjusted EBITDA Margins V. TBEI Transaction Summary VI. Investor Information

Appendix I: New Product Development 24  Kicked off innovation refocus in late 2013  Re-allocated engineering resources toward innovation  Implemented innovation development processes and project management – several projects underway that have originated from customer & market-based needs assessment  Created first ESG Innovation Project Team in 2014  Successful launch of the ParaDIGm vacuum excavator  Most successful new product launch in over a decade  Initial market demand exceeding expectations  Announced a Winner of 2016 Chicago Innovation Awards  Spending will vary year-to-year with project staging R&D spend is focused on product line extensions, cost optimization, product portfolio redesign, and other current business model demands

Appendix I: New Product Development Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG)New Markets Optimize Existing Markets • ParaDIGm Vacuum Excavator • Vehicle-based monitoring and reporting solutions • Sewer Cleaner productivity improvements such as new boom design and upgraded control panel • Enhanced Air Sweeper Models • All-New HXX Hydro-Excavator with improved weight distribution • Jetstream portfolio of attachments • Automatic License Plate Recognition (ALPR) Systems • Police Metal Products • CommanderOne Direct Messaging (SMS/Phone) • IP-Enabled Warning Devices • Next-Generation PAGA • Optimized Lightbar Production • Global Series Signaling Devices 25

• Niche market leader (product, geography, end-market) • Sustainable competitive advantage • Deep domain expertise (technology, application, manufacturing) • Strong management team • Leverages our distribution and manufacturing capabilities • Solid growth potential • Through-the-cycle margins comparable to or higher than our target margins • Ideally, identifiable synergies and recurring revenue opportunities • Return on capital greater than our cost of capital, appropriately adjusted for risk Appendix II: M&A Target Evaluation B us in es s Ch ar ac te ri st ic s Fi na nc ia l Ch ar ac te ri st ic s 26 Target companies that accelerate our current strategic initiatives or provide a platform for growth in adjacent markets or new geographies

Appendix III: Company Products 27

28 Appendix III: Company Products Products Class 6 – 8 Standard Dump Bodies Class 6 – 8 Custom Dump Bodies Dump & Transfer Trailers Class 3 – 5 Standard Dump Bodies & Hoists Class 3 – 8 Custom Dump Bodies & Hoists Class 3 – 8 Custom Dump Bodies & Hoists Ox Bodies J-Craft Rugby Manufacturing DuraClass Crysteel Travis Trailers

Appendix III: Company Products 29

The Company uses adjusted EBITDA and the ratio of adjusted EBITDA to net sales (“adjusted EBITDA margin”) as additional measures which are representative of its underlying performance and to improve the comparability of results across reporting periods. We believe that investors use versions of these metrics in a similar manner. For these reasons, the Company believes that adjusted EBITDA and adjusted EBITDA margin are meaningful metrics to investors in evaluating the Company’s underlying financial performance. Consolidated adjusted EBITDA is a non-GAAP measure that represents the total of income from continuing operations, interest expense, pension settlement charges, hearing loss settlement charges, debt settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense. Consolidated adjusted EBITDA margin is a non-GAAP measure that represents the total of income from continuing operations, interest expense, pension settlement charges, debt settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense divided by net sales for the applicable period(s). Other companies may use different methods to calculate adjusted EBITDA and adjusted EBITDA margin. The following table summarizes the Company’s consolidated adjusted EBITDA and adjusted EBITDA margin and reconciles income from continuing operations to consolidated adjusted EBITDA for each of the five years in the period ended December 31, 2017: Appendix IV: Adjusted EBITDA Margins 30 ($ in millions) 2013 2014 2015 2016 2017 Total Sales, as reported 712.9$ 779.1$ 768.0$ 707.9$ 898.5$ Income from continuing operations 152.5 59.7 65.8 39.4 60.5 Add: Interest expense 8.9 3.6 2.3 1.9 7.3 Pension settlement charges - - - - 6.1 Hearing loss settlement charges - - - - 1.5 Debt settlement charges 8.7 - - 0.3 - Acquisition and integration-related expenses - - - 1.4 2.7 Restructuring 0.7 - 0.4 1.7 0.6 Executive Severance Costs - - - - 0.7 Purchase accounting effects* - - - 3.6 4.4 Other (income) expense, net 0.1 1.7 1.0 (1.3) (1.2) Income tax expense (108.6) 23.7 34.1 17.4 0.5 Depreciation and amortization 11.0 11.5 12.3 19.1 30.0 Adjusted EBITDA 73.3$ 100.2$ 115.9$ 83.5$ 113.1$ Adjusted EBITDA Margin 10.3% 12.9% 15.1% 11.8% 12.6% *Excludes purchase accounting effects reflected in depreciation and amortization of $0.4 million and $0.3 million for the years ended 2017 and 2016, respectively.

31 Appendix V: TBEI Transaction Summary  Strong strategic fit with ESG businesses and broadens focus on maintenance and infrastructure markets  Diversifies into non-oil and gas, higher growth end-markets, while balancing municipal vs. industrial exposure  Provides strong platform to drive future growth, organically and through M&A  Strong cash flows with low capital requirements  Immediately accretive to margins and EPS1  Expands Federal Signal’s operational expertise and depth of talent through the addition of an experienced management team Strategic acquisition of TBEI, a leading U.S. based manufacturer of dump truck bodies and trailers 1) Accretion includes non-cash amortization of acquired intangible assets, but excludes transaction costs and identified synergies

Deal Size and Implied Valuation  Purchase Price of US$ 270M, subject to customary closing adjustments  7.2x multiple of FY 2016 EBITDA, before synergies Financial Impact  TBEI contributed approximately $0.03 of accretion in 2017  Expected to be $0.07-0.12 accretive by year 2 and $0.12-0.17 accretive by year 3  Annual synergies of $3-4M by year 3 Financing  Financed with cash on hand and borrowings from our existing credit facility  Efficient use of Federal Signal’s strong balance sheet  Pro forma Leverage at ~2.7x at close and ~2.2x as of December 31, 2017 Appendix V: TBEI Transaction Summary Acquisition of TBEI was completed on June 2, 2017 32

33 Appendix VI: Investor Information Stock Ticker: NYSE:FSS Company website: federalsignal.com/investors HEADQUARTERS 1415 West 22nd Street, Suite 1100 Oak Brook, IL 60523 INVESTOR RELATIONS CONTACTS 630-954-2000 Ian Hudson SVP & Chief Financial Officer IHudson@federalsignal.com Svetlana Vinokur VP, Treasurer and Corporate Development SVinokur@federalsignal.com